EXECUTION

____________________________________________________________________________

Ocwen Federal Bank FSB,

as Servicer

Lehman Brothers Holdings Inc.,

as Seller

and

Aurora Loan Services Inc.,

as Master Servicer

_____________________________

Structured Asset Securities Corporation
Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates, Series 2003-BC9

SECURITIZATION SERVICING AGREEMENT

Dated as of August 1, 2003

_____________________________

____________________________________________________________________________

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS

ARTICLE II. SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING

RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

14

Section 2.02.

Books and Records.

15

ARTICLE III. SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer to Service.

16

Section 3.02.

Collection of Mortgage Loan Payments.

17

Section 3.03.

Establishment of and Deposits to Custodial Account.

17

Section 3.04.

Permitted Withdrawals From Custodial Account.

19

Section 3.05.

Establishment of and Deposits to Escrow Account.

20

Section 3.06.

Permitted Withdrawals From Escrow Account.

21

Section 3.07.

Notification of Adjustments.

22

Section 3.08.

[Reserved.]

22

Section 3.09.

Protection of Accounts.

22

Section 3.10.

Maintenance of Hazard Insurance.

23

Section 3.11.

Maintenance of Mortgage Impairment Insurance.

25

Section 3.12.

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

25

Section 3.13.

Inspections.

26

Section 3.14.

Restoration of Mortgaged Property.

26

Section 3.15.

Maintenance of PMI Policy and/or LPMI Policy; Claims.

26

Section 3.16.

Title, Management and Disposition of REO Property

28

Section 3.17.

Real Estate Owned Reports.

30

Section 3.18.

Liquidation Reports.

30

Section 3.19.

Reports of Foreclosures and Abandonments of Mortgaged Property.

30

Section 3.20.

Prepayment Charges.

31

Section 3.21.

Advance Facility

31

Section 3.22.

Credit Reporting.

33

Section 3.23.

Safeguarding Customer Information.

33

ARTICLE IV. PAYMENTS TO MASTER SERVICER

Section 4.01.

Remittances.

34

Section 4.02.

Monthly Advances by Servicer.

36

Section 4.03.

Due Dates Other Than the First of the Month.

36

ARTICLE V. GENERAL SERVICING PROCEDURES

Section 5.01.

Servicing Compensation.

36

Section 5.02.

Annual Audit Report.

37

Section 5.03.

Annual Officer’s Certificate.

37

ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

38

Section 6.02.

Remedies for Breach of Representations and Warranties of the Servicer.

40

Section 6.03.

Additional Indemnification by the Servicer; Third Party Claims.

41

Section 6.04.

Indemnification with Respect to Certain Taxes and Loss of

REMIC Status.

41

Section 6.05.

Purchase of Distressed Mortgage Loans.

42

ARTICLE VII. THE SERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

42

Section 7.02.

Limitation on Liability of the Servicer and Others.

43

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

43

Section 7.04.

Subservicing Agreements and Successor Subservicer.

44

Section 7.05.

Inspection.

45

ARTICLE VIII. TERMINATION

Section 8.01.

Termination for Cause.

45

Section 8.02.

Termination Without Cause.

48

Section 8.03.

Special Termination Events.

48

Section 8.04.

Termination for Distressed Mortgage Loans.

50

ARTICLE IX. MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

51

Section 9.02.

Costs.

53

Section 9.03.

Protection of Confidential Information.

53

Section 9.04.

Notices.

54

Section 9.05.

Severability Clause.

55

Section 9.06.

No Personal Solicitation.

55

Section 9.07.

Counterparts.

56

Section 9.08.

Place of Delivery and Governing Law.

56

Section 9.09.

Further Agreements.

56

Section 9.10.

Intention of the Parties.

56

Section 9.11.

Successors and Assigns; Assignment of Servicing Agreement.

56

Section 9.12.

Assignment by the Seller.

57

Section 9.13.

Amendment.

57

Section 9.14.

Waivers.

57

Section 9.15.

Exhibits.

57

Section 9.16.

WAIVER OF TRIAL BY JURY

57

Section 9.17.

Intended Third Party Beneficiaries.

58

Section 9.18.

General Interpretive Principles.

58

Section 9.19.

Reproduction of Documents.

59

EXHIBITS

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT D

MASTER SERVICER DATA FIELD REQUIREMENTS

EXHIBIT E

SAIL 2003-BC9 TRUST AGREEMENT

EXHIBIT F

FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR,

THE TRUSTEE AND THE MASTER SERVICER BY THE SERVICER

EXHIBIT G

FANNIE MAE GUIDE NO. 95-19

THIS SECURITIZATION SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of August, 2003, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware Corporation (“LBH” or the “Seller”), OCWEN FEDERAL BANK FSB, a federally chartered savings bank (the “Servicer”), AURORA LOAN SERVICES INC., as Master Servicer (the “Master Servicer”), and acknowledged by LASALLE BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”) under the Trust Agreement (as defined herein, with a copy attached hereto as Exhibit E), recites and provides as follows:

W I T N E S S E T H:

WHEREAS, the Servicer and the Lehman Brothers Bank, FSB, a federal savings bank (the “Bank”) are parties to various flow servicing agreements (collectively, the “Bank Flow Servicing Agreements”), pursuant to which the Servicer services certain residential, fixed and adjustable rate, first and junior lien mortgage loans for the Bank (the “Bank Mortgage Loans”);

WHEREAS, the Servicer and LBH are parties to a Residential Flow Servicing and Sale of Servicing Rights Agreement, dated as of February 1, 1999, as amended by a Second Amendment, effective as of March 1, 2003 (the “LBH Flow Servicing Agreement,” and together with the Bank Flow Servicing Agreements, the “Flow Servicing Agreements”), pursuant to which the Servicer services certain residential, fixed and adjustable rate, first and junior lien mortgage loans for LBH (the “LBH Mortgage Loans”);

WHEREAS, at or prior to the Closing Date (as defined herein) the Bank and LBH shall enter into an Assignment and Assumption Agreement, dated as of August 1, 2003 (the “Assignment and Assumption Agreement”), pursuant to which the Bank shall assign all of its rights, title and interest with respect to certain of the Bank Mortgage Loans acquired under the Bank Flow Servicing Agreement and identified in Exhibit A hereto to LBH and LBH shall assume all of the rights and obligations of the Bank with respect to such Bank Mortgage Loans (such Bank Mortgage Loans, together with certain LBH Mortgage Loans identified on Exhibit A hereto are collectively referred to as the “Mortgage Loans”);

WHEREAS, the Seller has conveyed the Mortgage Loans on a servicing-retained basis to Structured Asset Securities Corporation (the “Depositor”), which in turn has conveyed the Mortgage Loans to the Trustee under a trust agreement dated as of August 1, 2003 (the “Trust Agreement”), among the Trustee, the Depositor, the Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator (the “Securities Administrator”), and The Murrayhill Company, as Credit Risk Manager (the “Credit Risk Manager”);

WHEREAS, from time to time certain other of the mortgage loans conveyed by the Depositor to the Trustee under the Trust Agreement on the Closing Date and serviced by other servicers may subsequent to the Closing Date be transferred to the Servicer for servicing under this Agreement, at which date Exhibit A hereto will be amended to include such mortgage loans which will then be considered “Mortgage Loans” under this Agreement;

WHEREAS, the Seller desires that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Seller with respect to its related Mortgage Loans to terminate the rights and obligations of the Servicer hereunder at any time as provided herein;

WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement upon the occurrence and continuance of an Event of Default as provided herein;

WHEREAS, multiple classes of certificates (the “Certificates”), including the Class P and the Class X Certificates, will be issued on the Closing Date pursuant to the Trust Agreement and Lehman Brothers Inc. or a nominee thereof is expected to be the initial registered holder of the Class P and Class X Certificates;

WHEREAS, subsequent to the Closing Date Lehman Brothers Inc. intends to convey all of its rights, title and interest in and to the Class P and the Class X Certificates and all payments and all other proceeds received thereunder to an owner trust or special purpose corporation in which it will hold the sole equity interest, and which owner trust or special purpose corporation will issue net interest margin securities (“NIM Securities”) through an indenture trust, such NIM Securities secured, in part, by the payments on such Certificates (the “NIMS Transaction”);

WHEREAS, one or more insurers (collectively, the “NIMS Insurer”) may each issue one or more insurance policies guaranteeing certain payments under the NIM Securities to be issued pursuant to the indenture in the NIMS Transaction;

WHEREAS, in the event there may be two or more individual insurers it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIMS Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto;

WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder (excluding the Seller’s rights to terminate the rights and obligations of the Servicer hereunder and the Seller’s obligations pursuant to (i) the second paragraph of Section 8.03, (ii) the last paragraph of Section 8.03, (iii) Sections 8.04(a) and 8.04(b) and (iv) Section 9.02, all of which rights and obligations will remain with the Seller or be delegated or assigned by the Master Servicer) to the Trustee, and that each reference herein to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee (or the Master Servicer, on behalf of the Trust Fund), as assignee, whichever is the owner of the Mortgage Loans from time to time;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

ARTICLE I.

DEFINITIONS

The following terms are defined as follows:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

Aggregate Loan Balance:  At any Determination Date, the outstanding principal balance of the Mortgage Loans serviced hereunder.

Agreement:  This Securitization Servicing Agreement and all amendments hereof and supplements hereto.

Ancillary Income:  All income derived from the Mortgage Loans, excluding Servicing Fees and Prepayment Charges attributable to the Mortgage Loans, including but not limited to interest received on funds deposited in the Custodial Account or any Escrow Account, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.  The Servicer shall retain all Ancillary Income to the extent not required to be deposited into the Custodial Account.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

Bank:  Lehman Brothers Bank, FSB or any successor in interest.

Bank Mortgage Loans:  As defined in the first Recital to this Agreement.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York, Colorado, Maryland, Minnesota and Florida are authorized or obligated by law or executive order to be closed.

Certificateholder:  The meaning set forth in the Trust Agreement.

Certificates:  Any or all of the Certificates issued pursuant to the Trust Agreement.

Closing Date:  August 29, 2003.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Condemnation Proceeds:  All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 3.03.

Custodial Agreements:  The custodial agreements relating to the custody of certain of the Mortgage Loans, each between a Custodian and the Trustee, as acknowledged by the Seller, the Depositor, the Master Servicer and the related Servicers, and each dated as of August 1, 2003.

Custodians:  Each of Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank Minnesota, National Association, and their respective successors and assigns.

Cut-Off Date:  August 1, 2003.

Depositor: Structured Asset Securities Corporation, or any successor in interest.

Determination Date:  With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

Distressed Mortgage Loan:  As of any Determination Date, any Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

Distribution Date:  Commencing in September 2003, the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.  Pursuant to Section 4.04, with respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee, the Securities Administrator or the Master Servicer or any agent of the Trustee, the Securities Administrator, or the Master Servicer, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC (as defined in the Trust Agreement);

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that is acceptable to the NIMS Insurer and would not adversely affect the then current rating by any Rating Agency then rating the Certificates or the NIMS Securities.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer, the Securities Administrator or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer, the Securities Administrator, or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer, the Securities Administrator, or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Environmental Problem Property:  A Mortgaged Property or REO Property that is in violation of any environmental law, rule or regulation.

Errors and Omissions Insurance:  Errors and Omissions Insurance to be maintained by the Servicer in accordance with Section 3.12 hereof.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 3.05.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any event set forth in Section 8.01.

Fannie Mae:  Fannie Mae or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer in accordance with Section 3.12.

Fitch:  Fitch, Inc. or any successor in interest.

Freddie Mac:  Freddie Mac or any successor thereto.

Holder:  The meaning set forth in the Trust Agreement.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including the proceeds of any hazard or flood insurance policy, LPMI Policy or PMI Policy.

LBH:  Lehman Brothers Holdings Inc. or any successor in interest.

LBH Mortgage Loans:  As defined in the second Recital to this Agreement.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

LPMI Loan:  A Mortgage Loan with a LPMI Policy.

LPMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Servicer, the Master Servicer or the Trustee from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.  An LPMI Policy shall also include any policy of primary mortgage guaranty insurance issued by a Qualified Insurer that is purchased by the Seller with respect to some or all of the Mortgage Loans.

LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

Master Servicer:  Aurora Loan Services Inc. or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Eligible Mortgage Loan:  Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

MERS Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage Note.

Monthly Advance:  With respect to each Remittance Date and each Mortgage Loan (other than a Simple Interest Mortgage Loan), an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was Delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.  With respect to each Remittance Date and each Simple Interest Mortgage Loan, an amount equal to the interest accrued on such Mortgage Loan through the related Due Date, but not received as of the close of business on the last day of the related Due Period (net of the applicable Servicing Fee), but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Simple Interest Mortgage Loan.  To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by an Officer’s Certificate of a Servicing Officer delivered to the Master Servicer and the NIMS Insurer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc. or any successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy to be maintained by the Servicer in accordance with Section 3.11.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee and LPMI Fee, if any.

Mortgage Loan Schedule:  A schedule of the Mortgage Loans attached hereto as Exhibit A setting forth information with respect to such Mortgage Loans as agreed to by the Seller, the Servicer and the Master Servicer, including but not limited to (i) a data field indicating whether such Mortgage Loan is insured under a PMI Policy or LPMI Policy and identifying the related Qualified Insurer, (ii) a Prepayment Charge Schedule and (iii) a data field designated “DSI” indicating whether such Mortgage Loan is a Simple Interest Mortgage Loan, which Mortgage Loan Schedule may be amended from time to time to include additional mortgage loans which are transferred to the Servicer by a Prior Servicer in a Servicing Transfer.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Net Mortgage Rate:  With respect to any Mortgage Loan, the related Mortgage Interest Rate with respect to such Mortgage Loan, less the Servicing Fee Rate.

Net Simple Interest Excess:  With respect to any Distribution Date, the excess, if any, of (a) the amount of the payments received by the Servicer in the related Due Period allocable to interest in respect of Simple Interest Mortgage Loans, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees, over (b) 30 days’ interest at the weighted average (by Principal Balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Due Period, as determined by the Servicer, on the aggregate principal balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months.  For this purpose, the amount of interest received in respect of the Simple Interest Mortgage Loans in any month shall be deemed (a) to include any Monthly Advances of interest made by the Servicer in such month in respect of such Simple Interest Mortgage Loans and (b) to be reduced by any amounts paid to the Servicer in such month in reimbursement of Monthly Advances previously made by the Servicer in respect of such Simple Interest Mortgage Loans.

Net Simple Interest Shortfall:  With respect to any Distribution Date, the excess, if any, of (a) 30 days’ interest at the weighted average (by principal balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Due Period, as determined by the Servicer, on the aggregate principal balance of such Simple Interest Mortgage Loans for such Remittance Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months, over (b) the amount of the payments received by the Servicer in the related Due Period allocable to interest in respect of such Simple Interest Mortgage Loans, calculated in accordance with the Simple Interest Method, net of the related Servicing Fees.

NIM Securities:  As defined in the ninth Recital to this Agreement.

NIMS Insurer:  As defined in the tenth Recital to this Agreement.

NIMS Transaction:  As defined in the ninth Recital to this Agreement.

Non-MERS Eligible Mortgage Loan:  Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

Nonrecoverable Advance:  Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Monthly Advance or Servicing Advance, would not ultimately be recoverable from collections on such Mortgage Loan, Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or other amounts received with respect to such Mortgage Loan or REO Property as provided herein; provided, however, to the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Master Servicer, Trustee and/or the NIMS Insurer as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, the Trustee, the Master Servicer and the NIMS Insurer, but which must be independent outside counsel with respect to any such opinion of counsel concerning all federal income tax matters.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

Prepayment Charge:  With respect to any Mortgage Loan and Remittance Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Principal Prepayment Period in accordance with the terms thereof.

Prepayment Charge Schedule:  A data field in the Mortgage Loan Schedule which indicates the amount of the Prepayment Charge and the term during which it is imposed with respect to a Mortgage Loan.

Prepayment Interest Shortfall Amount:  With respect to any Remittance Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period (other than Principal Prepayments relating to a repurchase of the Mortgage Loan by a Seller or any other Person), which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in the succeeding Principal Prepayment Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the last day of the related Principal Prepayment Period.

Prime Rate:  The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, including any payment or other recovery of principal in connection with repurchase of a Mortgage Loan by the Seller, the Servicer, the NIMS Insurer, or any other Person, which is received in advance of its scheduled Due Date, including any Prepayment Charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  With respect to any Remittance Date and any full or partial Principal Prepayment, the calendar month immediately preceding the month of such Remittance Date.

Prior Servicer:  Any prior servicer (other than the Servicer) of any or all of the Mortgage Loans.

Purchase Price:  With respect to any Distressed Mortgage Loan or REO Property to be purchased by the NIMS Insurer pursuant to Section 6.07, an amount equal to the sum of (i) 100% of the principal balance thereof as of the date of purchase, (ii) accrued interest on such principal balance at the applicable mortgage interest rate in effect from time to time to the due date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Servicer or Master Servicer and (iii) any unreimbursed Servicing Advances, Monthly Advances and any unpaid Servicing Fees allocable to such Distressed Mortgage Loan or REO Property.

Qualified Depository:  Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1” by Standard & Poor’s if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least “AA” by Standard & Poor’s if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) the Bank.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

Rating Agency:  Each of Fitch, Moody’s and S&P or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable person, designated by LBH, notice of which designation shall be given to the Trustee, the NIMS Insurer, the Master Servicer and the Servicer.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  With respect to each Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of the month in which such Distribution Date occurs.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 3.16.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, as described in Section 3.16.

Sarbanes Certifying Party:  A Person who provides a certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Trust Fund.

Securities Administrator: Wells Fargo Bank Minnesota, National Association or its successor in interest.

Seller:  LBH.

Servicer:  Ocwen Federal Bank FSB or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, PMI Policy premiums, LPMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property, (f) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides and (g) in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage to the extent not recovered from the Mortgagor.

Servicing Fee:  With respect to each Mortgage Loan, an amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payment collected by the Servicer, or as otherwise provided under this Agreement.

Servicing Fee Rate:  0.50% per annum.

Servicing File:  The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

Servicing Officer:  Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer upon request, as such list may from time to time be amended.

Servicing Transfer:  Any transfer of the servicing by a Prior Servicer of Mortgage Loans to the Servicer under this Agreement.

Servicing Transfer Date:  The date on which a Servicing Transfer occurs.

Simple Interest Method:  With respect to any Simple Interest Mortgage Loan, the method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the applicable rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note and the remainder of such payment is allocated to principal.

Simple Interest Mortgage Loan:  Those simple interest loans as noted on the Mortgage Loan Schedule under the data field designated “DSI.”

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor in interest.

Special Servicer:  The person designated by the Seller (with the prior consent of the Trustee, the Master Servicer and the NIMS Insurer) to assume the servicing of Distressed Mortgage Loans pursuant to Section 8.04 hereof.

Termination Fee:  The amount that the Seller (with respect to its Mortgage Loans) shall be required to pay to the Servicer as liquidated damages as a result of the Seller terminating this Agreement without cause with respect to some or all of the Mortgage Loans pursuant to Section 8.02(iii) hereof.

Termination Fee Rate: With respect to any Mortgage Loan, the greater of (i) two times the Servicing Fee Rate applicable to such Mortgage Loan and (ii) the purchase price percentage used in connection with the purchase of the related servicing rights paid to the related Seller by the Servicer.

Trigger Event:  As defined in Section 8.03.

Trust Agreement:  The Trust Agreement dated as of August 1, 2003, among the Trustee, the Master Servicer, the Securities Administrator, the Depositor and the Credit Risk Manager.

Trust Fund:  The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any other assets as set forth therein.

Trustee:  LaSalle Bank National Association or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

ARTICLE II.

SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer as an independent contractor, subject to the terms of this Agreement, for the servicing of the Mortgage Loans.  On or before the Closing Date or Servicing Transfer Date, as applicable, the Seller shall cause to be delivered the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule to the Servicer.  The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement and each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by a Seller.  The Servicer’s possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only.  Upon Servicer’s reasonable request, Seller shall assist the Servicer in all reasonable respects in Servicer’s efforts to obtain any additional documentation or information to be included in the Servicing File to enable Servicer to service the Mortgage Loans properly.  The Seller shall be responsible for all fees and expenses of the Custodians, including reasonable fees and expenses due to Servicer’s requests of the Custodians in the normal course of Servicer’s collection and foreclosure activities (including but not limited to follow-up document deliveries of the Servicer, photocopies of documents made at the request of the Servicer and follow-up document insertion fees).

The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee.  The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

Section 2.02.

Books and Records.

(a)

All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer’s right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement.  All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation and reimbursement to which the Servicer is entitled as set forth herein, including but not limited to Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

(b)

The Servicer shall forward to the related Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.01 within ten (10) days of their execution; provided, however, that the Servicer shall provide such Custodian with a Servicer certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation, or as soon thereafter as such recording office will make such certified copy available.

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer to Service.

The Servicer, as an independent contractor, shall service and administer the related Mortgage Loans from and after the Closing Date or Servicing Transfer Date, as applicable, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trust Fund; provided, however, that unless the Servicer has obtained the prior written consent of the NIMS Insurer, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 3.04.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  Upon the reasonable request of the Servicer, the Trustee shall execute and deliver to the Servicer with any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement; provided that the Trustee shall not be liable for the actions of the Servicer under such powers of attorney.  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

The Servicer shall not without the Trustee’s written consent: (i) initiate any action, suit or proceedings solely under the Trustee’s name without indicating the Servicer’s, representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state.  The Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Servicer.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it would employ and exercise in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement.

Section 3.02.

Collection of Mortgage Loan Payments.

Continuously from the Closing Date or Servicing Transfer Date, as applicable, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.  The Servicer shall also apply payments of interest and principal against any Simple Interest Mortgage Loans using the Simple Interest Method.

Section 3.03.

Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Ocwen Federal Bank FSB in trust for LaSalle Bank National Association, as Trustee for the Structured Asset Investment Loan Trust, 2003-BC9.”  The Custodial Account shall be established with a Qualified Depository.  Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof.  Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04.  The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B hereto.  A copy of such certification or letter agreement shall be furnished to the Master Servicer and the NIMS Insurer.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-Off Date (other than scheduled payments of principal and interest due on or before the Cut-Off Date) or the Servicing Transfer Date, as applicable:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Prepayment Charges;

(iv)

all Liquidation Proceeds;

(v)

all Insurance Proceeds (other than proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Accepted Servicing Practices);

(vi)

all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and Accepted Servicing Practices;

(vii)

any amount required to be deposited in the Custodial Account pursuant to this Agreement;

(viii)

with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

(ix)

any amounts received from the Seller of the Mortgage Loan or any other person giving representations and warranties with respect to the Mortgage Loan, in connection with the repurchase of any Mortgage Loan;

(x)

all Monthly Advances made by the Servicer pursuant to Section 4.02;

(xi)

any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

(xii)

any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

(xiii)

any amounts required to be deposited by the Servicer pursuant to Section 3.15 in connection with any unpaid claims that are a result of a breach by the Servicer or any subservicer of the obligations hereunder or under the terms of a PMI Policy; and

(xiv)

any amounts received by the Servicer under a PMI or LPMI Policy.

The Servicer shall also deposit from its own funds into the Custodial Account, without the right to reimbursement, except from Net Simple Interest Excess, an amount equal to any Net Simple Interest Shortfall (to the extent not offset by Net Simple Interest Excess) for the related Due Period and remit such funds to the Master Servicer pursuant to Section 4.01.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04.  Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

Section 3.04.

Permitted Withdrawals From Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

(ii)

in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

(iii)

to reimburse itself for unreimbursed Monthly Advances or Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(iv)

following the liquidation of a Mortgage Loan, to reimburse itself for (a) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under Section 3.04(ii) and (b) any unreimbursed Nonrecoverable Advances made by the Servicer in accordance with this Agreement;

(v)

to pay itself interest on funds deposited in the Custodial Account;

(vi)

to pay itself an amount equal to the Net Simple Interest Excess for the related Due Period to the extent not offset by Net Simple Interest Shortfalls;

(vii)

to transfer funds to another Qualified Depository in accordance with Section 3.09 hereof;

(viii)

to invest funds in certain Eligible Investments in accordance with Section 3.09 hereof;

(ix)

with respect to each LPMI Loan, an amount equal to the related LPMI Fee to make payment of premiums due under the LPMI Policy; and

(x)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 3.05.

Establishment of and Deposits to Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “Ocwen Federal Bank FSB in trust for LaSalle Bank National Association, as Trustee for the Structured Asset Investment Loan Trust, 2003-BC9.”  The Escrow Accounts shall be established with either (i) a Qualified Depository or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in a Qualified Depository in a manner that shall provide maximum available insurance thereunder.  Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06.  The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.  A copy of such certification or letter agreement shall be furnished to the Master Servicer and the NIMS Insurer.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06.  The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 3.06.

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)

to the extent permitted by applicable law, for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restoration or repair of the Mortgaged Property in accordance with Section 3.14;

(vi)

to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account; and

(vii)

to clear and terminate the Escrow Account on the termination of this Agreement.

The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.  If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within ten (10) Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property.  Notwithstanding the foregoing, the Servicer shall not have any obligation to make any Servicing Advance that it deems a Nonrecoverable Servicing Advance.

Section 3.07.

Notification of Adjustments.

With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

Section 3.08.

[Reserved.]

Section 3.09.

Protection of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time.  Such transfer shall be made only upon obtaining the consent of the NIMS Insurer, which consent shall not be withheld unreasonably, and the Servicer shall give notice to the Master Servicer of any change in the location of the Custodial Account.

The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized.  If, at any time, the amount on deposit in the Custodial Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the “Insured Amount”), the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account.  Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account by the Servicer out of its own funds immediately as realized.

Section 3.10.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under Fannie Mae and Freddie Mac guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in the current edition of Best’s Key Rating Guide in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within thirty (30) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf.

If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner’s association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

The Servicer shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

In the event that the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best’s Key Rating Guide and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.  The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.  The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

Pursuant to Section 3.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer’s normal servicing procedures as specified in Section 3.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.05.

Section 3.11.

Maintenance of Mortgage Impairment Insurance.

In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.10 and otherwise complies with all other requirements of Section 3.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.10.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.05.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer’s funds, without reimbursement therefor.  Upon request of the Master Servicer or the NIMS Insurer, the Servicer shall cause to be delivered to such party a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer or the NIMS Insurer.

Section 3.12.

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 3.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide.  Upon the request of the Master Servicer or the NIMS Insurer, the Servicer shall cause to be delivered to such party a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer or the NIMS Insurer.

Section 3.13.

Inspections.

The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer in accordance with Accepted Servicing Practices to assure itself that the value of the Mortgaged Property is being preserved.  In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  The Servicer shall keep a written report of each such inspection.

Section 3.14.

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Master Servicer or the Trustee prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)

the Servicer shall verify that the Mortgage Loan is not sixty (60) or more days delinquent; and

(iv)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

Section 3.15.

Maintenance of PMI Policy and/or LPMI Policy; Claims.

(a)

The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.  The Servicer shall be obligated to make premium payments with respect to (i) LPMI Policies, to the extent that the Servicer has been advised in writing by the Master Servicer or the Depositor of its obligation to make such payments, which shall be paid out of the interest portion of the related Monthly Payment or, if a Monthly Payment is not made, from the Servicer’s own funds and (ii) PMI Policies required to be maintained by the Mortgagor, if the Mortgagor is required but fails to pay any PMI Policy premium, which shall be paid from the Servicer’s own funds.  Any premium payments made by the Servicer from its own funds pursuant to this Section 3.15(a) shall be recoverable by the Servicer as a Servicing Advance, subject to the reimbursement provisions of Sections 3.04(iii) and 3.04(iv).

With respect to each Mortgage Loan (other than LPMI Loans) with a loan-to-value ratio at origination in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%.  In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level.  The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder.  In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

(b)

With respect to each Mortgage Loan covered by a PMI Policy or LPMI Policy, the Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer the related Mortgage Loan in accordance with such Policy and to enforce the rights under such Policy.  Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust Fund to do anything it deems appropriate or desirable in connection with the servicing, maintenance and administration of such Policy; provided that the Servicer shall not take any action to permit any modification or assumption of a Mortgage Loan covered by a LPMI or PMI Policy, or take any other action with respect to such Mortgage Loan which would result in non-coverage under such Policy of any loss which, but for actions of any Servicer or the subservicer, would have been covered thereunder.  If the Qualified Insurer fails to pay a claim under a LPMI or PMI Policy solely as a result of a breach by the Servicer or subservicer of its obligations hereunder or under such Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any rights to reimbursement from the Trust Fund.  The Servicer shall cooperate with the Qualified Insurers and shall furnish all reasonable evidence and information in the possession of the Servicer to which the Servicer has access with respect to the related Mortgage Loan; provided, however, notwithstanding anything to the contrary contained in and LPMI Policy or PMI Policy, the Servicer shall not be required to submit any reports to the related Qualified Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing systems in accordance with the Qualified Insurer’s requirements.

(c)

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the Qualified Insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan.  Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account pursuant to Section 3.03(xii), subject to withdrawal pursuant to Section 3.04.

(d)

The Trustee shall furnish the Servicer with any powers of attorney and other documents (within three (3) Business Days upon request from the Servicer) in form as provided to it necessary or appropriate to enable the Servicer to service and administer any PMI or LPMI Policy; provided, however, that the Trustee shall not be liable for the actions of the Servicer under such power of attorney.

(e)

The Servicer shall deposit into the Custodial Account pursuant to Section 3.03(v) hereof all Insurance Proceeds received under the terms of a PMI Policy or an LPMI Policy.

(f)

Notwithstanding the provisions of (a) and (b) above, the Servicer shall not take any action in regard to any PMI Policy or LPMI Policy inconsistent with the interests of the Trustee or the Certificateholders or with the rights and interests of the Trustee or the Certificateholders under this Agreement.

Section 3.16.

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee in trust for the benefit of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer (with a copy delivered to the Trustee) from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee and the Certificateholders.

If the Servicer hereafter becomes aware that a Mortgaged Property is an Environmental Problem Property, the Servicer will notify the Master Servicer and the NIMS Insurer of the existence of the Environmental Problem Property.  Additionally, the Servicer shall set forth in such notice a description of such problem, a recommendation to the Master Servicer and the NIMS Insurer relating to the proposed action regarding the Environmental Problem Property, and the Servicer shall carry out the recommendation set forth in such notice unless otherwise directed by the NIMS Insurer in writing within five (5) days after its receipt (or deemed receipt) of such notice in accordance with the terms and provisions of Section 9.04 below.  The Master Servicer shall be provided a copy of the NIMS Insurer’s instructions to the Servicer.  Notwithstanding the foregoing, the Servicer shall obtain the Master Servicer's and the NIMS Insurer's written consent to any expenditures proposed to remediate Environmental Problem Properties or to defend any claims associated with Environmental Problem Properties if such expenses, in the aggregate, are expected to exceed $100,000.  Failure to provide written notice of disapproval of the expenditure within five (5) days of receipt (or deemed receipt) of such request for prepaid expenditures shall be deemed an approval of such expenditure.  The Master Servicer shall be provided with a copy of the NIMS Insurer’s instructions to the Servicer.  If the Servicer has received reliable instructions to the effect that a Property is an Environmental Problem Property (e.g., Servicer obtains a broker's price opinion which reveals the potential for such problem), the Servicer will not accept a deed-in-lieu of foreclosure upon any such Property without first obtaining a preliminary environmental investigation for the Property satisfactory to the NIMS Insurer.

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provide a copy of the same to the NIMS Insurer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension (and provided a copy of the same to the NIMS Insurer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending three months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value, as acceptable to the NIMS Insurer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund and the NIMS Insurer with respect to the imposition of any such taxes.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to this Section or Section 4.03.

The Servicer shall make advances of all funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10, such advances to be reimbursed from the disposition or liquidation proceeds of the REO Property.  The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 3.17.

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer, the Credit Risk Manager and the NIMS Insurer on or before the Remittance Date in each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and, if requested, the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as either the Master Servicer, the Credit Risk Manager or the NIMS Insurer shall reasonably request.

Section 3.18.

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trustee pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Master Servicer a liquidation report with respect to such Mortgaged Property.

Section 3.19.

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 3.20.

Prepayment Charges.

Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan.  If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Master Servicer at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charge not collected; provided, however, that with respect to any Mortgage Loan as to which the original or a copy of the Mortgage Note is not in the Servicer's possession (after the Servicer has used commercially reasonable efforts to obtain the Mortgage Note from the related Custodian), the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Charge under this Section 3.20 if the failure to collect such amount is the result of inaccurate or incomplete information regarding Prepayment Charges included on the Mortgage Loan Schedule relating to the related Mortgage Loan.  With respect to any Mortgage Loan as to which the original or a copy of the Mortgage Note is not in the Servicer's possession (after the Servicer has used commercially reasonable efforts to obtain the Mortgage Note from the related Custodian), the Servicer may rely on the Prepayment Charge data set forth on the related Mortgage Loan Schedule and the Servicer shall not have any liability for any loss resulting from the Servicer's calculation of the Prepayment Charge utilizing the data contained in the related Mortgage Loan Schedule.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying to the Master Servicer the amount of such Prepayment Charge only if such Prepayment Charge (i) relates to a defaulted Mortgage Loan (defined as 61 days or more delinquent), and such waiver would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan, or (ii) if the prepayment is not a result of a refinance by the Servicer or any of its affiliates and (a) a default under the Mortgage Loan is reasonably foreseeable and such waiver would maximize recovery of total proceeds taking into account the value of such a prepayment charge and the related Mortgage Loan or (b) the collection of the Prepayment Charge would be in violation of applicable laws.

Section 3.21.

Advance Facility.

(a)

With the prior written consent of the NIMS Insurer, the Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer assigns or pledges to another Person (together with such Person’s successors and assigns, an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any Monthly Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Monthly Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Seller, the Master Servicer, the Trustee, the Certificateholders or any other party is required before the Servicer may enter into an Advance Facility; provided, however, at least 30 days prior to entering such Advance Facility, the Servicer must provide written notification to Moody’s Investors’ Service Inc. that it intends to enter into such Advance Facility.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Monthly Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make Monthly Advances and Servicing Advances pursuant to and as required by this Agreement.  If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Monthly Advances and/or Servicing Advances, as applicable, pursuant to this Agreement, then the Servicer shall not be permitted to reimburse itself for Monthly Advances and/or Servicing Advances, but instead the Servicer shall be required to remit amounts collected that would otherwise be retained by the Servicer to reimburse it for previously unreimbursed Monthly Advances (“Monthly Advance Reimbursement Amounts”) and/or previously unreimbursed Servicing Advances (“Servicing Advance Reimbursement Amounts” and together with Monthly Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility) in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an “Advance Facility Trustee”) designated by such Advancing Person.  Notwithstanding anything to the contrary herein, in no event shall Monthly Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the “Available Distribution Amount” or distributed to Certificateholders.

(b)

Reimbursement Amounts shall consist solely of amounts in respect of Monthly Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Monthly Advance(s) and/or Servicing Advance(s).  Notwithstanding the foregoing, no Person shall be entitled to reimbursement from funds held in the Custodial Account for future distribution to Certificateholders pursuant to this Agreement.  None of the Master Servicer, the Trustee or the NIMS Insurer shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Master Servicer, the Trustee or the NIMS Insurer have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee.  The Servicer shall maintain and provide to any successor Servicer and (upon request) the NIMS Insurer and the Master Servicer a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person.  The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(c)

An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Monthly Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of Monthly Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.

(d)

The documentation establishing any Advance Facility shall require that Reimbursement Amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed Monthly Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first in, first out” (FIFO) basis.  Such documentation shall also require the Servicer to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.  The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Monthly Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

(e)

The Servicer who enters into an Advance Facility shall indemnify the NIMS Insurer, the Master Servicer, the Trustee, the Trust Fund and any successor resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the NIMS Insurer, the Master Servicer, the Trustee or the successor Servicer.

(f)

Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor Servicer, may be entered into by the Seller, the Trustee, the Master Servicer and the Servicer without the consent of any Certificateholder, but only with the consent of the NIMS Insurer, notwithstanding anything to the contrary in this Agreement or the Trust Agreement.

Section 3.22.

Credit Reporting.

For each Mortgage Loan, the Servicer shall accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories:  Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.  In addition, with respect to any Mortgage Loan serviced for a Fannie Mae pool, the Servicer shall transmit full credit reporting data to each of such credit repositories in accordance with Fannie Mae Guide Announcement 95-19 (November 11, 1995), a copy of which is attached hereto as Exhibit G, reporting each of the following statuses, each month with respect to a Mortgage Loan in a Fannie Mae pool: New origination, current, delinquent (30-60-90-days, etc) foreclosed or charged off.

Section 3.23.

Safeguarding Customer Information.

The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616 and the rules promulgated thereunder, as amended from time to time (the “Guidelines”).

The Servicer shall promptly provide the Master Servicer, the Trustee and the NIMS Insurer information reasonably available to it regarding such security measures upon the reasonable request of the Master Servicer, the Trustee and the NIMS Insurer which information shall include, but not be limited to, any Statement on Auditing Standards (SAS) No. 70 report covering the Servicer’s operations, and any other audit reports, summaries of test results or equivalent measures taken by the Servicer with respect to its security measures to the extent reasonably necessary in order for the Owner to satisfy its obligations under the Guidelines.

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01.

Remittances.

On each Remittance Date, no later than 3:00 p.m. New York City time, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (i) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (ii) all Monthly Advances, if any, which the Servicer is obligated to make pursuant to Section 4.02, plus (iii) the amount of any Net Simple Interest Shortfall not offset by Net Simple Interest Excess for the related Due Period, minus (iv) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Principal Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with Principal Prepayment occurring during the applicable Principal Prepayment Period in accordance with Section 3.03(i), and minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

With respect to any remittance received by the Master Servicer after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Trustee or the Master Servicer.

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JP Morgan Chase Bank
New York, New York
ABA#:  021 000 021
Account Name:  Aurora Loan Services Inc.
Master Servicing Payment Clearing Account
Account Number:  666 611059
Beneficiary:  Aurora Loan Services Inc.
For further credit to:  SAIL 2003-BC9
Statements to Master Servicer.

Not later than the tenth (10th) calendar day (or if such tenth calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer and the NIMS Insurer (i) a monthly remittance advice in the format set forth in Exhibit D hereto (or in such other format mutually agreed between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.  Together with such monthly remittance advice, the Servicer shall furnish to the Master Servicer and the NIMS Insurer a report setting forth a calculation of each of the Trigger Events set forth in Section 8.03 relating to the period ending on the last day of the preceding calendar month.

Such monthly remittance advice shall also be accompanied with a supplemental report provided to the Master Servicer, the NIMS Insurer and the Seller which includes on an aggregate basis for the previous Due Period (i) the amount of claims filed on any LPMI Policy, (ii) the amount of any claim payments made on any LPMI Policy, (iii) the amount of claims denied or curtailed on any LPMI Policy and (iv) policies cancelled with respect to those Mortgage Loans covered by any LPMI Policy purchased by the Seller on behalf of the Trust Fund; provided, however, notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any supplemental reports including the foregoing data with respect to any such PMI Policy until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing system in accordance with such requirements.

In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2003, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Master Servicer and the NIMS Insurer such information concerning the Mortgage Loans and annual remittances to the Master Servicer relating thereto as is necessary for the Securities Administrator to prepare the Trust Fund’s federal income tax return and for any investor in the Certificates to prepare any required tax return.  Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Master Servicer, the Trustee and the NIMS Insurer pursuant to any requirements of the Code as from time to time are in force.  The Servicer shall also provide such information reasonably available to it as may be requested by the Securities Administrator and required for the completion of any tax reporting responsibility of the Securities Administrator within such reasonable time frame as shall enable the Securities Administrator to timely file each Schedule Q (or other applicable tax report or return) required to be filed by it.

Section 4.02.

Monthly Advances by Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date.  The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer and the NIMS Insurer upon request.

The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan unless the Servicer deems such Monthly Advance to be a Nonrecoverable Advance, as evidenced by an Officer’s Certificate of the Servicer delivered to the Master Servicer and the NIMS Insurer.

Section 4.03.

Due Dates Other Than the First of the Month.

Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 4.03. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on January 15 shall be considered to be due on February 1.  Any payment collected on a Mortgage Loan after the Cut-Off Date shall be deposited in the Custodial Account. For Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the Cut-Off Date.

ARTICLE V.

GENERAL SERVICING PROCEDURES

Section 5.01.

Servicing Compensation.

As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month or part thereof. Such Servicing Fee shall be payable monthly. Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer and is not required to be deposited in the Custodial Account.  In the event that the Servicer deposits into the Custodial Account any Ancillary Income, the Servicer may withdraw such amount at any time from the Custodial Account, any provision herein to the contrary notwithstanding.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Servicer.

The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 5.02.

Annual Audit Report.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”), 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the NIMS Insurer, the Master Servicer and the Sarbanes Certifying Party (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

Section 5.03.

Annual Officer’s Certificate.

(a)

Not later than the earlier of (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer, at its own expense, will deliver to the Seller, the NIMS Insurer, the Master Servicer and the Sarbanes Certifying Party a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

(b)

For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Trust Fund, not later than the earlier of (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer or the Sarbanes Certifying Party provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Master Servicer and the Sarbanes Certifying Party for the benefit of the Trust Fund and the Master Servicer and the Sarbanes Certifying Party and its officers, directors and affiliates, in the form of Exhibit F hereto.

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Master Servicer, the Depositor and the Trustee as of the Closing Date:

(a)

Due Organization and Authority.  The Servicer is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

(b)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(c)

No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Perform.  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

(f)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(g)

Ability to Service.  The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac;

(h)

No Untrue Information.  No statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(i)

No Commissions to Third Parties.  The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller; and

(j)

Fair Credit Reporting Act.  The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

Section 6.02.

Remedies for Breach of Representations and Warranties of the Servicer.

It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the related Closing Date or Servicing Transfer Date, as applicable, hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Master Servicer, the NIMS Insurer and the Trustee.  Upon discovery by either the Servicer, the Master Servicer or the NIMS Insurer of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interests of the Master Servicer or the NIMS Insurer, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer.  Such assignment shall be made in accordance with Sections 8.01 and 8.02.

In addition, the Servicer shall indemnify the Master Servicer, the Trustee and the NIMS Insurer and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in Section 6.01.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Master Servicer or the Depositor to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Master Servicer or the NIMS Insurer for compliance with this Agreement.

Section 6.03.

Additional Indemnification by the Servicer; Third Party Claims.

(a)

The Servicer shall indemnify the Master Servicer, the Depositor, the Trustee, the Trust Fund and the NIMS Insurer and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, the “Liabilities”) that the indemnified party may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in accordance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to Section 5.03(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section 5.03(b). The Servicer shall immediately notify the Master Servicer, the Depositor, the Trustee or the NIMS Insurer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that may result in such Liabilities, and the Servicer shall assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from the such indemnified party in connection with such claim.  The Servicer shall be reimbursed promptly from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer’s indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement.  In the event a dispute arises between the Servicer and an indemnified party with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney’s fees and other costs and expenses related to the adjudication of said dispute.

(b)

The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder.

Section 6.04.

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee, the Securities Administrator, the Trust Fund and the NIMS Insurer against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Master Servicer, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee and the Trust Fund or the NIMS Insurer now or hereafter existing at law or in equity or otherwise.  Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

Section 6.05.

Purchase of Distressed Mortgage Loans.

The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loans pursuant to Section 4.03 unless it has deemed such Monthly Advances to be a Nonrecoverable Advance.  Any such purchase shall be accomplished by remittance to the Master Servicer of the Purchase Price for the Distressed Mortgage Loan for deposit into the Collection Account established by the Master Servicer pursuant to the Trust Agreement.  The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loan to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer.

ARTICLE VII.

THE SERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

Subject to the following paragraph, the Servicer shall keep in full effect its existence, rights and franchises as a federal savings bank, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae- and Freddie Mac-approved servicer in good standing.

Section 7.02.

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Master Servicer, the NIMS Insurer, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in accordance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

This Agreement has been entered into with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, except as expressly provided in this Section 7.03 and Sections 3.21, 7.01 and 7.04, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer and the NIMS Insurer which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer and the NIMS Insurer and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld by any of them; provided, that in each case, there must be delivered to the Seller, the Master Servicer, the Trustee and the NIMS Insurer a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIMS Securities to be issued in the NIMS Transaction.  Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer, the Trustee or the NIMS Insurer, may retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

Notwithstanding the preceding paragraph of this Section 7.03 or any other provisions of this Agreement to the contrary, the Servicer shall have the right, subject to the succeeding sentence, to pledge and assign all of the Servicer’s right, title and interest in, to and under this Agreement to one or more lenders in order to finance the Servicer’s servicing rights hereunder, provided that such assignment shall not impair any existing rights or claims that the Seller, the Master Servicer, the NIMS Insurer, the Depositor or the Trustee may have against the Servicer and (ii) the Seller, the Master Servicer, the NIMS Insurer, the Depositor and the Trustee shall have no obligation or liability to the lender under any such financing arrangements.   If, as a result of a default by the Servicer under any such financing arrangement, the lenders acquire such servicing rights and appoint a successor Servicer under this Agreement, any such successor Servicer must meet all requirements for successor Servicers pursuant to Section 9.01.  If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such Servicer.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Master Servicer and the NIMS Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer, the Trustee and the NIMS Insurer which Opinion of Counsel shall be in form and substance reasonably acceptable to each of them.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 9.01.

Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, except to the extent permitted by and in accordance with this Section 7.03 and Sections 3.21, 7.01 and 7.04, without the prior written consent of the Seller, the Master Servicer and the NIMS Insurer, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 7.04.

Subservicing Agreements and Successor Subservicer.

(a)

The Servicer may enter into subservicing agreements for any servicing and administration of the  Mortgage Loans with any institution which (i) is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing, (ii) which represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement and (iii) which is acceptable to the NIMS Insurer.  For this purpose, subservicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property or the retention of third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions.  The Servicer shall give prior written notice to the Master Servicer and the NIMS Insurer of the appointment of any subservicer and shall furnish to the Master Servicer and the NIMS Insurer a copy of such subservicing agreement.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any subservicer of such payments.  Any such subservicing agreement shall be acceptable to the NIMS Insurer and be consistent with and not violate the provisions of this Agreement.  Each subservicing agreement shall provide that a successor Servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns.

(b)

The Servicer, with the prior written consent of the NIMS Insurer, may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer that qualifies under Section 7.04(a).

(c)

Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Master Servicer, the NIMS Insurer and the Certificateholders for servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 7.05.

Inspection.

The Servicer shall provide the Master Servicer and the NIMS Insurer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations.  Upon request, the Servicer shall furnish to the Master Servicer and the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

ARTICLE VIII.

TERMINATION

Section 8.01.

Termination for Cause.

(a)

Any of the following occurrences shall constitute an event of default (each, an “Event of Default”) on the part of the Servicer:

(i)

any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the NIMS Insurer; or

(ii)

failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the NIMS Insurer; or

(iii)

failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

(iv)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(vi)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(vii)

the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac lender/servicer; or

(viii)

the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder in a manner not permitted under this Agreement.

In each and every such case, so long as an Event of Default shall not have been remedied within the applicable cure period, in addition to whatever rights, the Master Servicer, the Trustee or the NIMS Insurer may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer or the NIMS Insurer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Master Servicer, as the case may be, with the consent of the other party and the NIMS Insurer.  Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense.  The Servicer shall cooperate with the Seller, the Master Servicer, the NIMS Insurer, the Trustee and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Notwithstanding the first through third paragraphs of this Section 8.01(a) or the first and second paragraphs of Section 8.03, upon a termination and removal of the Servicer pursuant to Section 8.01 or Section 8.03, the Master Servicer, in coordination with the Seller, agrees to use commercially reasonable efforts to sell the servicing rights with respect to the Mortgage Loans to a third party servicer of subprime mortgage loans that is acceptable to the Master Servicer and the Seller, in their reasonable discretion, provided that (i) such transfer of servicing rights to such successor Servicer otherwise meets the requirements of Section 9.01 hereof and (ii) the Master Servicer employs commercially reasonable efforts to maximize the net proceeds of such sale.  Upon such sale and transfer and compliance by the Servicer with all of its obligations under this Agreement, the Master Servicer shall remit to the Servicer the net sale proceeds actually received with respect to any such sale, net of any costs and expenses that are incurred by the Master Servicer, the Seller, the Trustee or the Trust Fund in connection with such sale, the termination of the Servicer under this Section 8.01 or Section 8.03 hereof, and the transfer of servicing contemplated hereby, and any other amounts that may be due and owing from the Servicer  to the Seller, the Master Servicer, the Trustee or the Trust Fund pursuant to this Agreement; provided, however, that overhead, labor and other indirect costs of the successor servicer incurred in connection with such transfer of servicing shall not be offset against the net sale proceeds of such sale.  Notwithstanding any provision of this Agreement to the contrary, the Master Servicer shall remit to the Servicer the Net Sale Proceeds referred to above no later than 14 days following the receipt of such proceeds from the purchaser of the servicing rights.  All reasonable and customary costs and expenses incurred by the Master Servicer, the Seller, the Trustee or the Trust Fund in connection with the transfer of servicing contemplated hereby shall, if not netted from the proceeds of the sale of the servicing rights in accordance with the preceding sentence, be paid by the Servicer.

(b)

By a written notice to the Servicer, the Master Servicer with the consent of the other parties and the NIMS Insurer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 8.02.

Termination Without Cause.

This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, the Seller and the Master Servicer in writing provided such termination is also acceptable to the Rating Agencies and the NIMS Insurer or (iii) with respect to some or all of the Mortgage Loans, at the sole option of the Seller, without cause, upon 30 days written notice, subject to the limitations set forth below.  Any such notice of termination shall be in writing and delivered to the Master Servicer, the NIMS Insurer and the Servicer by registered mail to the address set forth in Section 9.04 of this Agreement.  The Servicer shall comply with the termination procedures set forth in Sections 8.01, 8.02 and 9.01 hereof.  The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to Section 8.02.

In the event the Seller terminates the Servicer without cause with respect to some or all of the Mortgage Loans in accordance with Section 8.02(iii), (x) the Seller shall be required to pay to the Servicer a Termination Fee in an amount equal to the product of the Termination Fee Rate and the outstanding principal balance of the terminated Mortgage Loans as of the date of such termination; provided, that no Termination Fee shall be paid or payable with respect to the unpaid principal balance of any terminated Distressed Mortgage Loan and (y) the Master Servicer or a successor servicer shall reimburse the Servicer for all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances upon the transfer of servicing to such successor servicer.

Section 8.03.

Special Termination Events.

If, as of any date of determination, any of the following circumstances shall exist with respect to the Mortgage Loans (each, a “Trigger Event”), subject to the prior written consent of the NIMS Insurer, the Master Servicer and the Seller shall have the right, by notice in writing to the Servicer, to terminate all of the rights and obligations of the Servicer under this Agreement:

(i)

the “60 Day Delinquency Average” of the Mortgage Loans exceeds twelve percent (12%) of the unpaid principal balance of the Mortgage Loans.  As used herein, the “60 Day Delinquency Average” is equal to the average percentage, as of the end of the Due Periods relating to the three immediately preceding Remittance Dates, of the scheduled principal balance of all Mortgage Loans that are (i) 60 or more days delinquent (but not in bankruptcy or foreclosure and which have not become REO Properties), (ii) in bankruptcy and 60 or more days delinquent, (iii) in foreclosure and 60 or more days delinquent or (iv) REO Properties; or

(ii)

as of any date, the “Realized Losses” for the Mortgage Loans for the then most recent twelve month period exceeds 1.50% of the unpaid principal balance of the such Mortgage Loans as of the beginning of such twelve (12) month period.  As used herein, with respect to any liquidated Mortgage Loan, the related “Realized Loss” is amount equal to (i) the unpaid principal balance of the related liquidated Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Servicer with respect to such Mortgage Loan including expenses of liquidation; or

(iii)

the cumulative Realized Losses for the Mortgage Loans, calculated as a percentage of the Cut-Off Date principal balance of the Mortgage Loans exceeds the percentage set forth in the first column below at any time during the corresponding period from the Closing Date set forth in the second column below:

Trigger Percentage	Applicable Period from Closing Date
1.75%	From the Closing Date through the end of the 12th complete calendar month following the Closing Date
2.25%	From the 13th calendar month following the Closing Date through the end of the 24th complete calendar month following the Closing Date
3.00%	From the 25th calendar month following the Closing Date through the end of the 36th complete calendar month following the Closing Date
3.50%	From the 37th calendar month following the Closing Date through the end of the 48th complete calendar month following the Closing Date
4.25%	At any time after the end of the 48th complete calendar month following the Closing Date

Upon receipt by the Servicer of a written termination notice pursuant to this Section 8.03, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Master Servicer, with the consent of the Seller and the NIMS Insurer.  Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense.  The Servicer shall cooperate with the Master Servicer, the Seller, the NIMS Insurer, the Trustee and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

By a written notice the Master Servicer, with the consent of the Seller and the NIMS Insurer may waive any Trigger Event hereunder and its consequences.  Upon any waiver of a Trigger Event in any period, such event shall cease to exist for such period.  No such waiver shall extend to any subsequent or other default or Trigger Event or impair any right consequent thereon except to the extent expressly so waived.

No Termination Fee shall be payable to the Servicer upon a termination pursuant to this Section 8.03.

In the event that a Seller intends to transfer the servicing of Mortgage Loans which have become Distressed Mortgage Loans to a Special Servicer for servicing pursuant to Section 8.04, then the Servicer and the Seller agree to renegotiate the Trigger Events in a manner reasonably acceptable to both parties prior to effecting any such transfer.  Renegotiation of the Trigger Events will not require the consent of Certificateholders or any other party so long as the Seller have obtained written confirmation from the applicable Rating Agencies rating the Certificates that such renegotiated Trigger Events will not cause a qualification, reduction or withdrawal of the current ratings assigned to the Certificates by such Rating Agencies.

Section 8.04.

Termination for Distressed Mortgage Loans.

(a)

Subject to the requirements set forth in this Section 8.04, the Master Servicer may terminate this Agreement with the prior consent of the NIMS Insurer and the Seller, with respect to the servicing of those Mortgage Loans that are determined to be Distressed Mortgage Loans and in such event servicing of such Mortgage Loans shall be transferred to the Special Servicer.  The appointment of a Special Servicer by the Master Servicer and the execution of a special servicing agreement between the Master Servicer and the Special Servicer shall be subject to the consent of the Seller and the NIMS Insurer and the receipt of confirmation from the Rating Agencies that the transfer of servicing to the Special Servicer shall not result in a reduction of any rating previously given by such Rating Agency to any Certificate or the NIMS Securities.  Any monthly fee paid to the Special Servicer in connection with any Mortgage Loan serviced by such Special Servicer shall not exceed one-twelfth of the product of (a) 0.50% and (b) the outstanding principal balance of such Mortgage Loan.  All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances owing to the Servicer relating to such Distressed Mortgage Loans shall be reimbursed and paid to the Servicer by the successor Special Servicer upon such transfer to the Special Servicer.

(b)

All reasonable costs and expenses incurred in connection with a transfer of servicing to the Special Servicer including, without limitation, the costs and expenses of the Trustee or any other Person in connection with such transfer including the transfer of the Servicing Files and the other necessary data to the Special Servicer, shall be paid by the Seller from its own funds without reimbursement.   The Seller shall be responsible for the delivery of all required transfer notices and will send a copy of the transfer notice to the Trustee.

(c)

Notwithstanding the foregoing provisions of this Section 8.04, the NIMS Insurer may, at its option, withhold their consent to the transfer of a Distressed Mortgage Loan to a Special Servicer and elect to purchase such Distressed Mortgage Loan at a price equal to its Purchase Price.  Prior to such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loan pursuant to Section 4.03.  Any such purchase of a Distressed Mortgage Loan shall be accomplished by remittance to the Master Servicer for deposit in the Collection Account established pursuant to Section 4.01 of the Trust Agreement of the amount of the Purchase Price.  The Servicer on behalf of the Master Servicer shall take reasonable steps to effectuate the transfer of servicing of such Distressed Mortgage Loan to the NIMS Insurer to the extent necessary, including the prompt delivery of all Servicing Files and other related documentation to the NIMS Insurer or its designee.

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 6.04, 7.03, 8.01 or 8.02(ii), the Master Servicer shall (i) within 90 days of the Servicer’s notice of such termination, succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under Section 8.02(iii) or Section 8.03, the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer shall be subject to the approval of the Master Servicer and the NIMS Insurer.  Any approval of a successor servicer by the Master Servicer and the NIMS Insurer, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer, the NIMS Insurer, the Seller and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIM Securities to be issued in the NIMS Transaction.  In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master Servicer, the Trustee, the NIMS Insurer and the Seller under Sections 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and 6.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.  Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer shall be responsible for the lack of information and/or documents that it cannot otherwise obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of any Mortgage Notes and the related documents in the Servicer’s possession.  The Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer, the Master Servicer, the NIMS Insurer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01, 8.02 or 8.03 shall not affect any claims that the Seller, the Master Servicer, the NIMS Insurer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.  In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, it shall notify the Seller and Master Servicer, the NIMS Insurer and the Depositor of such appointment in accordance with the procedures set forth in Section 9.04.

Notwithstanding any provision herein to the contrary, upon the termination or resignation of the Servicer under this Agreement pursuant to Sections 6.02, 7.03, 8.01, 8.02 (other than in accordance with Section 8.02(iii)) or 8.03, the party appointing a successor servicer hereunder (whether a Seller or the Master Servicer) shall use commercially reasonable efforts (without loss, cost or expense to such party) to cause the servicer selected  as the successor servicer of the Mortgage Loans to reimburse the Servicer for all outstanding unreimbursed Servicing Advances (including but not limited to trailing expenses representing Servicing Advances incurred prior to but invoiced after the date of termination) and all accrued and unpaid Servicing Fees upon the transfer of servicing to such successor servicer; provided, however, that if such successor is unwilling to do so, then the party appointing such successor servicer will require the successor servicer to reimburse the Servicer as such amounts are received from the related Mortgage Loans, with the order of reimbursement being in direct order of the oldest outstanding Servicing Fee or Servicing Advance, as the case may be.  In addition to the foregoing, following the termination or resignation of the Servicer under this Agreement, the Servicer shall continue to be entitled to the benefits of Section 6.03 with respect to events occurring prior to such termination.

Section 9.02.

Costs.

The Seller shall pay the legal fees and expenses of its attorneys.  Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by (i) the terminated or resigning servicer if such termination or resignation is a result of an occurrence of a termination event under Section 8.01 or a Trigger Event under Section 8.03, (ii) the related Seller if such termination is pursuant to Section 8.02(iii) and (iii) in all other cases by the Trust Fund.  Subject to Section 2.02, the Seller, on behalf of the Depositor, shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

Section 9.03.

Protection of Confidential Information.

The Servicer shall keep confidential and shall not divulge to any party, without the Seller’s prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or it is otherwise in accordance with Accepted Servicing Practices.

Section 9.04.

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

(i)

if to the LBH:

Lehman Brothers Holdings Inc.
745 Seventh Avenue
5th Floor
New York, New York 10019
Attention: Manager, Contract Finance

(ii)

if to the Servicer:

Ocwen Federal Bank FSB
The Forum, Suite 1002
1675 Palm Beach Lakes Boulevard
West Palm Beach, Florida  33401
Attention:    Secretary
Telephone:  (561) 682-8887
Facsimile:   (561) 682-8177

(iii)

if to the Master Servicer:

Aurora Loan Services Inc.
2530 South Parker Road
Suite 601
Aurora, Colorado  80014
Telephone:  (303) 632-3422
Facsimile:   (303) 632-4287
Attention:   Todd Whittemore

(iv)

if to the Securities Administrator:

Wells Fargo Bank Minnesota, National Association
P. O. Box 98
Columbia, MD 21046
Attention:  Corporate Trust Group, SAIL 2003-BC9
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland  21045)
Telephone (410) 884-2000
Facsimile: (410) 715-2380

(v)

if to the Trustee:

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1625
Chicago, Illinois  60603
Attention:  Asset Backed Securities Trust Services Group SAIL 2003-BC9
Telephone:  (312) 904-8975
Facsimile:   (312) 904-2084

(vi)

if to the NIMS Insurer:

As provided in the Trust Agreement

(vii)

if to the Credit Risk Manager:

The Murrayhill Company
1700 Lincoln Street, Suite 1600
Denver, Colorado 80203
Attention:    General Counsel (SAIL 2003-BC9)
Telephone:  (720) 947-6947
Facsimile:   (720) 947-6598

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.05.

Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.06.

No Personal Solicitation.

From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer’s behalf, to personally, by telephone or mail, solicit the borrower or obligor under any related Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Seller.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Trustee pursuant hereto on the Closing Date and the Servicer shall take no action to undermine these rights and benefits.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 9.06.

Section 9.07.

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.08.

Place of Delivery and Governing Law.

This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.09.

Further Agreements.

The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.10.

Intention of the Parties.

It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans.  Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans (other than the servicing rights) and all rights related thereto.

Section 9.11.

Successors and Assigns; Assignment of Servicing Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the NIMS Insurer and the Master Servicer and their respective successors and assigns.  This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03 and shall not be assigned, pledged or hypothecated by the Seller, without the consent of the NIMS Insurer except as and to the extent provided in Section 9.12.

Section 9.12.

Assignment by the Seller.

The Seller shall assign (exclusive of the Seller’s rights or obligations arising under (i) Section 8.02(iii), (ii) the second paragraph of Section 8.03, (iii) the last paragraph of Section 8.03, (iv) Sections 8.04(a) and 8.04(b) and (v) Section 9.02), its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement.

Section 9.13.

Amendment.

This Agreement may be amended from time to time by the Servicer and the Seller, with (i) the prior written consent of the NIMS Insurer and (ii) the written agreement signed by the Master Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the NIMS Insurer, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans or the NIM Securities to be issued in the NIMS Transaction.  Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Mortgage Loans or the NIM Securities to be issued in the NIMS Transaction, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates and the NIM Securities (and any Opinion of Counsel requested by the Trustee, the NIMS Insurer, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefore).

Section 9.14.

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced and is consented to by the NIMS Insurer.

Section 9.15.

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.16.

WAIVER OF TRIAL BY JURY.

EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 9.17.

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee and the NIMS Insurer as if they were parties to this Agreement, and the Trustee and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Credit Risk Manager Agreement.  Notwithstanding the foregoing, all rights of the Trustee hereunder and all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other than the right of indemnification) shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIMS Securities.

Section 9.18.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean by reason of enumeration.

Section 9.19.

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

IN WITNESS WHEREOF, the Servicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.
(Seller)

By: /s/ Stanley Labanowski
      Name:  Stanley Labanowski
      Title:    Authorized Signatory

OCWEN FEDERAL BANK FSB
(Servicer)

By: /s/ Richard Delgado
      Name:  Richard Delgado
      Title:  Vice President

AURORA LOAN SERVICES INC.
(Master Servicer)

By: /s/ E. Todd Whittemore
      Name:  E. Todd Whittemore
      Title:    Exec. Vice President

Acknowledged By:

LASALLE BANK NATIONAL ASSOCIATION
(Trustee)

By: /s/ Thomas Baumgart
Name:  Thomas Baumgart
Title:    Vice President

EXHIBIT A

MORTGAGE LOAN SCHEDULE
(Including Prepayment Charge Schedule)

EXHIBIT B

CUSTODIAL ACCOUNT LETTER AGREEMENT

______________ __, ____

To:

____________________
____________________
____________________
(the “Depository”)

As Servicer under the Servicing Agreement, dated as of August 1, 2003 (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as “Ocwen Federal Bank FSB, in trust for LaSalle Bank National Association, as Trustee for Structured Asset Investment Loan Trust, SAIL 2003-BC9.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

OCWEN FEDERAL BANK FSB
Servicer

By:____________________________
     Name:
     Title:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

_______________________________
Depository

By: ____________________________
      Name:
      Title:

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

______________ ___, ____

To:

_______________________
_______________________
_______________________
(the “Depository”)

As Servicer under the Servicing Agreement, dated as of August 1, 2003 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as “Ocwen Federal Bank FSB, in trust for LaSalle Bank National Association, as Trustee for Structured Asset Investment Loan Trust, SAIL 2003-BC9.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

OCWEN FEDERAL BANK FSB
 Servicer

By:_____________________________
     Name:
     Title:
     Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

Depository

By:____________________________
     Name:
     Title:
     Date:

EXHIBIT D

MASTER SERVICER DATA FIELD REQUIREMENTS

EXHIBIT E

SAIL 2003-BC9 TRUST AGREEMENT

EXHIBIT F

FORM OF CERTIFICATION TO BE PROVIDED
TO THE DEPOSITOR, THE TRUSTEE AND THE
MASTER SERVICER BY THE SERVICER

[Date]

[Sarbanes Certifying Party]

Reference is made to the Securitization Servicing Agreement dated as of August 1, 2003 (the “Agreement”), by and among Lehman Brothers Holdings Inc. (“LBH”), Ocwen Federal Bank FSB (the “Servicer”), Aurora Loan Services Inc. (the “Master Servicer”), and acknowledged by LaSalle Bank National Association, as Trustee (the “Trustee”).  I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Sarbanes Certifying Party, and for the benefit of its officer or director signing the certificate, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the information required to be delivered by the Servicer to the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.

Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state material information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3.

Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants’ report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

OCWEN FEDERAL BANK FSB

By:

_________________________________
            Name:
            Title:

EXHIBIT G

FANNIE MAE GUIDE NO. 95-19

FANNIE MAE GUIDE 95-19

ANNOUNCEMENT

Reference

○ Selling This announcement amends the guide(s) indicated.
● Servicing Please keep it for reference until we issue a formal change.

Subject

"Full-File" Reporting to Credit Repositories

Part IV, Section 107, of the servicing Guide currently requires servicers to report only 90-day delinquencies to the four major credit repositories.  To ensure that the repositories have up-to-date information for both servicing and origination activity, we have decided to begin requiring — as of the month ending March 31, 1996 — servicers to provide the credit repositories a "full-file" status report for the mortgages they service for us.

"Full-file" reporting requires that servicers submit a monthly report to each of the credit repositories to describe the exact status for each mortgage they service for us.  The status reported generally should be the one in effect as of the last business day of each month.  Servicers may, however, use a slightly later cut-off date — for example, at the and of the first week of a month — to assure that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month.  Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, and charged-off.  (The credit repositories will provide the applicable codes for reporting these statuses to them.)  A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

Servicers are responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report.  Servicers must respond promptly to any inquiries from borrowers regarding specific mortgage status information about them that was reported to the credit repositories.

Servicers should contact their Customer Account Team in their lead Fannie Mae regional office if they have any questions about this expanded reporting requirement.

Robert J. Engeletad
Senior Vice President – Mortgage and Lender Standards

11/20/95

FANNIE MAE GUIDE 95-19

ATTACHMENT 1

ANNOUNCEMENT

Major Credit Repositories

A "full-file" status report for each mortgage serviced for Fannie Mae must be sent to the following repositories each month (beginning with the month ending March 31, 1996):

Company	Telephone Number
Consumer Credit Associates, Inc. 950 Threadneedle Street, Suite 200 Houston, Texas 77079-2903	Call (713) 595-1190, either extension 150, 101, or 112, for all inquiries. for all inquiries.

Equifax

Members that have an account number may call their local sales representative for all inquiries; lenders that need to set up an account should call (800) 685-5000 and select the customer assistance option.

TRW Information Systems & Services 601 TRW Parkway Allen, Texas 75002	Call (800) 831-5614 for all inquiries, current members should select option 3; lenders that need to set up an account should select Option 4.

Trans Union Corporation 555 West Adams Chicago, Illinois 60661	Call (312) 258-1818 to get the name of the local bureau to contact about setting up an account or obtaining other information.

11/20/95